SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 April 23, 1998

                         GREAT LAKES CARBON CORPORATION
               (Exact name of registrant as specified in charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                 33-98522                                  13-3637043
           (Commission File No.)               (IRS Employer Identification No.)

           110 East 59th Street                              10022
            New York, New York                             (Zip Code)
 (Address of principal executive offices)

               Registrant's telephone number, including area code:
                                  212-527-3002


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ITEM 5.  OTHER EVENTS.

                  On April 22, 1998, Great Lakes Carbon Corporation (the "Company") issued a press release announcing that the Company had entered into an agreement with an affiliate of American Industrial Partners providing for the acquisition (by merger) of the Company by a company organized by American Industrial Partners. The foregoing is qualified in its entirety by reference to the press release, which is filed herewith as Exhibit 99 and is hereby incorporated herein by reference.



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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  April 23, 1998

                                        GREAT LAKES CARBON CORPORATION



                                        By:  /s/ Neil R. Kurlander
                                             Name:  Neil R. Kurlander
                                             Title: Assistant Secretary











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                                  EXHIBIT LIST


    No.                                                                  Page
    ---                                                                  ----
    99         Press Release dated April 22, 1998












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